Valued Advisers Trust

Foundry Partners Fundamental Small Cap Value Fund

Supplement to the Prospectus dated February 28, 2019

Supplement dated April 24, 2019

The section of the Fund’s prospectus dated February 28, 2019 labeled “HOW TO BUY SHARES – Institutional Class Shares” is hereby supplemented to include the following:

Institutional Class Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus without charge by calling the Fund at (800) 247-1014.